Exhibit 99.2

BRE Properties, Inc.

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended March 31, 2012

Q1

bre

Be here, be home.

BRE Properties, Inc.

First Quarter 2012

Earnings Release and

Supplemental Financial Data

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this document contains forward-looking statements regarding BRE and property performance, and is based on BRE's current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, future interest rate levels or capital market conditions. For more details, please refer to BRE's SEC filings, including its most recent Annual Report on Form 10-K and quarterly report on Form 10-Q.

BRE Properties, Inc.

Financial and Operating Highlights

First Quarter 2012

(Unaudited; in thousands, except per share, ratio and community data)

Selected Financial Results

	Quarter ending March 31,
	2012	2011
Total revenues (1)	$96,944	$88,808
Total real estate expenses (1)	$30,970	$28,704
G&A expense	$5,847	$5,234
EBITDA (2)	$61,374	$57,225
Interest expense	$17,218	$19,748
Net income	$18,108	$9,645
Funds from operations (2)	$43,635	$34,782
Net income per share (3)	$0.24	$0.15
FFO per share (2), (3)	$0.57	$0.53

Same-Store Operating Results

	Quarter ending March 31,
	2012	2011
Revenue growth (%)	5.8%	1.5%	(7)
Expense growth (%)	3.9%	0.4%	(7)
NOI growth (%)	6.7%	2.0%	(7)
Operating margin	68.6%	68.0%
Occupancy (avg. physical)	95.3%	95.2%
Annualized turnover ratio	55.3%	53.9%

Financial Metrics

	Quarter ending March 31,
	2012	2011
Debt-to-EBITDA	6.7x	8.0x
Debt plus preferred stock-to-EBITDA	6.7x	8.0x
Debt-to-total market capitalization	29.6%	36.0%
Debt-to-gross assets	40.1%	47.6%
Secured debt-to-gross assets	18.0%	20.9%
Interest coverage ratio (4)	2.8x	2.5x
Fixed charge coverage ratio (4)	2.6x	2.3x

Non Same-Store Operating Results

	Quarter ending March 31,
	2012	2011
Revenues	$6,764	$3,494
NOI	$4,451	$2,361
Occupancy (avg. physical)	95.3%	68.0%
Gross asset value	$294,293	$145,614
Homes	1,362	930	(5)

Capitalization

BRE common share price, 12/31/11	$50.48
BRE common share price, 3/31/12	$50.55
Common shares—Outstanding Period end (excluding dilutive equity awards)	76,679
Total funded debt	$1,654,675
Preferred equity (liquidation value)	$53,993
Common equity (at market)	$3,876,123
Total market capitalization	$5,584,791
Total assets, gross at 3/31/11	$4,124,654

Community Information

As of March 31, 2012

	Communities	Homes	NOI % (6)
Operating:
Wholly or majority owned
Same-store	71	19,974	92%
Non same-store	5	1,362	7%

Total	76	21,336	99%
Joint venture	11	3,592	1%
Development Pipeline:
Construction in progress	4	1,260
Land under development	3	1,014
Land under contract	3	872

(1)	Revenues reported exclude results from discontinued operations, partnership income and other income. Expenses exclude discontinued operations.
(2)	Please refer to Exhibit B for definitions and reconciliations of all non-GAAP financial measures presented in this package.
(3)	Represents diluted per share amounts.
(4)	Includes GAAP interest and capitalized interest (gross interest incurred). Fixed charges include gross interest incurred, preferred dividends and recurring cash amortization on secured debt.
(5)	Represents Q1'12 non-same-store homes present as of Q1'11.
(6)	Represents percentage of total NOI for the three months ended March 31, 2012.
(7)	Revenue, expense and NOI represent Q1'11 same store pool.

BRE Properties, Inc.

Consolidated Balance Sheets

First Quarter 2012

(Unaudited, dollar amounts in thousands except per share data)

	March 31, 2012	December 31, 2011
ASSETS
Real estate portfolio:
Direct investments in real estate:
Investments in rental communities	$3,613,317	$3,607,045
Construction in progress	279,313	246,347
Less: accumulated depreciation	(753,904)	(729,151)

	3,138,726	3,124,241

Equity in real estate joint ventures:
Investments	62,852	63,313
Land under development	104,108	101,023

Total real estate portfolio	3,305,686	3,288,577
Cash	7,280	9,600
Other assets	57,784	54,444

TOTAL ASSETS	$3,370,750	$3,352,621

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Unsecured senior notes	$690,018	$724,957
Unsecured line of credit	222,000	129,000
Mortgage loans payable	742,657	808,714
Accounts payable and accrued expenses	59,432	63,273

Total liabilities	1,714,107	1,725,944

Redeemable and other noncontrolling interests	8,107	16,228

Shareholders' equity:
Preferred Stock, $0.01 par value; 20,000,000 shares authorized: 2,159,715 shares with $25 liquidation preference issued and outstanding at March 31, 2012 and December 31, 2011, respectively.	22	22
Common stock, $0.01 par value, 100,000,000 shares authorized. Shares issued and outstanding: 76,679,462 and 75,556,167 at March 31, 2012 and December 31, 2011, respectively.	767	756
Additional paid-in capital	1,647,747	1,609,671

Total shareholders' equity	1,648,536	1,610,449

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY	$3,370,750	$3,352,621

BRE Properties, Inc.

Consolidated Statements of Income

Quarters Ended March 31, 2012 and 2011

(Unaudited, dollar and share amounts in thousands)

	Quarter ended 3/31/12	Quarter ended 3/31/11
REVENUES
Rental income	$93,201	$85,623
Ancillary income	3,743	3,185

Total revenues	96,944	88,808

EXPENSES
Real estate	$30,970	$28,704
Provision for depreciation	25,032	23,950
Interest	17,218	19,748
General and administrative	5,847	5,234
Other expenses (1)	—	143

Total expenses	79,067	77,779
Other income	520	605
Net income before noncontrolling interests, partnership income and discontinued operations	18,397	11,634
Income from unconsolidated entities	727	640

Income from continuing operations	19,124	12,274
Discontinued operations:
Discontinued operations, net (2)	—	659

Income from discontinued operations	—	659
NET INCOME	$19,124	$12,933
Redeemable and other noncontrolling interest in income	105	335
Dividends attributable to preferred stock	911	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$18,108	$9,645

Net income per common share—basic	$0.24	$0.15

Net income per common share—diluted	$0.24	$0.15

Weighted average shares outstanding—basic(3)	76,000	64,890

Weighted average shares outstanding—diluted (3)	76,380	65,305

(1)	For the quarter ended March 31, 2011, other expenses includes 143,000 related to acquisition costs.
(2)	For 2011, includes two communities sold during 2011.

	Quarter ended 3/31/12	Quarter ended 3/31/11
Rental and ancillary income	—	$1,796
Real estate expenses	—	(686)
Provision for depreciation	—	(451)

Income from discontinued operations, net	—	$659

(3)	See analysis of weighted average shares and ending shares in Exhibit A.

BRE Properties, Inc.

Consolidated Statements of Income

Past Five Quarters

(Unaudited, dollar amounts in thousands)

	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30 2011	Mar. 31, 2011
REVENUES
Rental income	$93,201	$92,337	$91,340	$88,207	$85,623
Ancillary income	3,743	3,652	3,555	3,484	3,185

Total revenues	96,944	95,989	94,895	91,691	88,808
EXPENSES
Real estate	$30,970	$30,263	$30,887	$29,358	$28,704
Provision for depreciation	25,032	25,672	25,472	27,481	23,950
Interest	17,218	18,103	18,374	18,739	19,748
General and administrative	5,847	5,697	5,678	5,159	5,234
Other expenses	—	—	149	111	143

Total expenses	79,067	79,735	80,560	80,848	77,779
Other income	520	657	677	597	605

Income from continuing operations and discontinued operations	18,397	16,911	15,012	11,440	11,634
Income from unconsolidated entities	727	726	791	731	640
Net gain on sale of unconsolidated entities	—	2,022	2,248	—	—

Income from continuing operations	19,124	19,659	18,051	12,171	12,274
Discontinued operations:
Discontinued operations, net (1)	—	502	645	605	659
Net gain on sales of discontinued operations	—	14,489	—	—	—

Income from discontinued operations	—	14,991	645	605	659

NET INCOME	$19,124	$34,650	$18,696	$12,776	$12,933
Redeemable and other noncontrolling interest in income	105	165	332	335	335
Redemption related preferred stock issuance cost	—	—	155	3,616	—
Dividends attributable to preferred stock	911	911	1,138	2,653	2,953

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$18,108	$33,574	$17,071	$6,172	$9,645

Net income per common share—basic	$0.24	$0.45	$0.23	$0.09	$0.15

Net income per common share—diluted	$0.24	$0.44	$0.23	$0.09	$0.15

Weighted average shares outstanding—basic (2)	76,000	75,415	74,965	70,025	64,890

Weighted average shares outstanding—diluted (2)	76,380	75,830	75,390	70,285	65,305

(1)	Details of earnings from discontinued operations, net:

	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30 2011	Mar. 31, 2011
Rental and ancillary income	—	$919	$1,752	$1,771	$1,796
Real estate expenses	—	(417)	(648)	(711)	(686)
Provision for depreciation	—	—	(459)	(455)	(451)

Income from discontinued operations, net	—	$502	$645	$605	$659

(2)	See analysis of weighted average shares and ending shares in Exhibit A.

Reconciliation of Funds from Operations (FFO), and Capital Expenditures

(In thousands, except per share, unit and per unit data)

CALCULATION OF FFO	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$18,108	$33,574	$17,071	$6,172	$9,645
Add back/ exclude:
Depreciation from continuing operations	25,032	25,672	25,472	27,481	23,950
Depreciation from discontinued operations	—	—	459	455	451
Redeemable and other noncontrolling interest in income	105	165	332	335	335
Depreciation from unconsolidated entities	495	512	519	514	506
Net (gain) on sales from unconsolidated entity	—	(2,022)	(2,248)	—	—
Net (gain) on sales of discontinued operations	—	(14,489)	—	—	—
Less: Other noncontrolling interests in income not convertible to common	(105)	(105)	(105)	(105)	(105)

FUNDS FROM OPERATIONS (1)	$43,635	$43,307	$41,500	$34,852	$34,782

Weighted average shares and equivalents outstanding—diluted	76,440	76,100	76,000	70,900	65,920

Funds from operations (per share)—diluted	$0.57	$0.57	$0.55	$0.49	$0.53

(1)	Funds From Operations (FFO) is calculated in accordance with the White Paper adopted by the National Association of Real Estate Investment Trusts in October 1999 (as amended in April 2002). See Exhibit B for further definition.

NON OPERATING EXPENSE ITEMS INCLUDED IN FFO	Mar. 31, 2012	Dec. 31, 2011	Sept. 30, 2011	June 30, 2011	Mar. 31, 2011
Acquisition costs	—	—	$149	$111	$143

Acquisition costs—per share	$0.00	$0.00	$0.00	$0.00	$0.00
Redemption related preferred stock issuance cost	—	—	$155	$3,616	—

Redemption related preferred stock issuance cost—per share	$0.00	$0.00	$0.00	$0.05	$0.00

CAPITAL EXPENDITURES	Mar. 31, 2012	Dec. 31, 2011	Sep. 30 2011	June 30, 2011	Mar. 31, 2011
Recurring capital expenditures	$2,537	$6,033	$5,183	$4,990	$4,956

Average apartment homes in period	21,336	21,654	21,946	21,622	21,423
Capital expenditures per apartment home in period	$119	$279	$236	$231	$231
Capital expenditures per apartment home-trailing four quarters	$865	$977	$1,028	$1,051	$1,120
Revenue enhancing rehabilitation and other	$3,760	$6,982	$3,756	$3,472	$1,659

BRE Properties, Inc.

"Same-Store" Markets Summary

For the Quarters ended March 31, 2012 and 2011

(Dollar amounts in thousands)

			Revenues			Expenses
California	No. of Communities	No. of Homes	Q1'12	Q1'11	% Change	Q1'12	Q1'11	% Change
San Diego	14	4,152	$18,812	$18,306	2.8%	$5,542	$5,419	2.3%
Inland Empire	5	1,173	4,891	4,762	2.7%	1,536	1,358	13.1%
Orange County	11	3,349	14,889	14,232	4.6%	4,811	4,668	3.1%
Los Angeles	13	3,047	15,542	14,609	6.4%	5,251	5,181	1.4%
San Francisco Bay Area	12	3,495	18,873	17,235	9.5%	5,207	5,131	1.5%

Subtotal; California	55	15,216	$73,007	$69,144	5.6%	$22,347	$21,757	2.7%

Washington
Seattle	13	3,456	12,981	12,011	8.1%	4,435	4,035	9.9%
Non-Core Markets (1)	3	1,302	3,812	3,708	2.8%	1,429	1,360	5.1%

Total Same-Store (2)	71	19,974	$89,800	$84,863	5.8%	$28,211	$27,152	3.9%

			Net Operating Income
California	No. of Communities	No. of Homes	Q1'12	Q1'11	% Change	% of Total
San Diego	14	4,152	$13,270	$12,887	3.0%	21.5%
Inland Empire	5	1,173	3,355	3,404	-1.4%	5.4%
Orange County	11	3,349	10,078	9,564	5.4%	16.4%
Los Angeles	13	3,047	10,291	9,428	9.2%	16.7%
San Francisco Bay Area	12	3,495	13,666	12,104	12.9%	22.2%

Subtotal; California	55	15,216	$50,660	$47,387	6.9%	82.2%

Washington
Seattle	13	3,456	8,546	7,976	7.1%	13.9%
Non-Core Markets (1)	3	1,302	2,383	2,348	1.5%	3.9%

Total Same-Store (2)	71	19,974	$61,589	$57,711	6.7%	100.0%

			Net Operating Income		Avg. Physical Occupancy	Gross Carrying Value
"Non Same-Store" Summary	No. of Communities	No. of Homes	Q1'12	Q1'11	Q1'12	Q1'12
Acquired communities (3)	3	652	$2,086	$316	95.4%	$171,536
Lease up communities (4)	1	270	1,062	804	95.1%	89,488
Rehabilitation communities (5)	1	440	1,303	1,241	95.3%	33,268
Joint venture income (6)	11	3,592	727	640
Commercial and other (7)	n/a	n/a	(66)	32
Other income	n/a	n/a	520	605
Discontinued operations (8)	2	634	—	1,110

Total Non Same-Store	18	5,588	$5,632	$4,748	95.3%	$294,293

Less communities Sold 2011	(2)	(634)
Total All Homes / NOI	87	24,928	$67,221	$62,459

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Consists of communities completed, stabilized and owned by BRE for at least two twelve month periods. The term stabilized refers to communities that have reached a physical occupancy of at least 93%.
(3)	Consists of NOI from three communities acquired after January 1, 2011.
(4)	Consists of NOI from one community fully delivered and under lease up.
(5)	Consists of NOI from one community under significant rehabilitation.
(6)	Consists of our percentage of net income derived from joint venture investments in rental communities. See page 7 for a reconciliation of the components of BRE's share of joint venture net income.
(7)	Consists of NOI from retail tenants associated with our operating communities and NOI from commercial communities that will later be developed as multi-family and other real estate expenses. For the three months ended March 31, 2012 other real estate expenses exceeded the NOI from retail and commercial.
(8)	Includes results from two communities sold in 2011.

BRE Properties, Inc.

Same Store Operating Expense Summary and Joint Venture Disclosure

(Dollar amounts in thousands)

SAME-STORE OPERATING EXPENSES (19,974 homes)

Quarter Ended March 31, 2012	Q1'12	Q1'11	$ Change	% Change	% of Q1 '12 Operating Expenses
Property taxes	$8,556	$7,936	$620	7.8%	30.3%
Insurance	1,183	1,030	153	14.9%	4.2%
Utilities	2,018	2,087	(69)	-3.3%	7.2%
Property management fees (1)	2,917	2,722	195	7.2%	10.3%
Other operating expenses (2)	13,537	13,377	160	1.2%	48.0%

Total operating expenses	$28,211	$27,152	$1,059	3.9%	100.0%

(1)	Management fees based on a percentage of total revenues. Amount approximates the corporate cost to support on-site personnel. Corporate G&A is reduced by the allocation.
(2)	Includes advertising, payroll, property level administrative costs, repairs & maintenance and unit turnover costs.

JOINT VENTURE DISCLOSURE—Quarter Ended March 31, 2012

Joint Ventures	Communities	Regional Breakdown	Homes (3)	BRE equity investment	BRE share of JV Debt
Relationship 1—15% BRE equity ownership	9	Phx. (3) Den. (6)	3,104	$42,596	$—
Relationship 2—35% BRE equity ownership	2	Phx. (1) Sac. (1)	488	20,256	—

Total	11		3,592	$62,852	$—

BRE share	Q1'12	Q1'11

Revenues	$1,892	$2,005
Expenses	670	745

Net Operating Income	1,222	1,260
Depreciation	495	506
Interest	—	114

Net Income	$727	$640
Third party management fees earned	$420	$446

(3)	During the quarter ended December 31, 2011, a joint venture community with 264 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE's share of the total proceeds totaled $4.7 million. A $2.0 million gain on sale was recorded during the fourth quarter of 2011. During the quarter ended September 30, 2011, a joint venture community with 224 homes was sold. The community was located in Denver, CO, the Company had a 15% equity ownership. BRE's share of the total proceeds totaled $4.6 million. A $2.3 million gain on sale was recorded during the third quarter of 2011.

BRE Properties, Inc.

Sequential "Same-Store" Multifamily Markets Summary

Last five quarters

REVENUES

California	Q1'12	Q4'11	Q3'11	Q2'11	Q1'11
San Diego	-0.1%	-0.3%	1.9%	1.2%	0.7%
Inland Empire	0.1%	1.0%	1.2%	0.4%	-0.4%
Orange County	0.5%	1.3%	0.5%	2.3%	-0.4%
Los Angeles	0.7%	2.2%	1.9%	1.4%	0.5%
San Francisco Bay Area	2.5%	0.7%	3.0%	3.0%	1.0%

Subtotal; California	0.9%	0.9%	1.8%	2.0%	0.4%

Washington
Seattle	1.8%	0.4%	2.2%	3.4%	1.1%
Non-Core Markets (1)	-0.2%	0.9%	0.3%	1.7%	1.7%

Total Same Store (3)	1.0%	0.8%	1.8%	2.1%	0.6%

EXPENSES (2)

California	Q1'12	Q4'11	Q3'11	Q2'11	Q1'11
San Diego	4.1%	-4.2%	1.1%	1.4%	5.9%
Inland Empire	0.2%	-4.0%	5.8%	11.1%	-6.1%
Orange County	0.3%	-0.4%	4.2%	-0.9%	0.7%
Los Angeles	8.5%	-10.0%	9.8%	-5.5%	0.6%
San Francisco Bay Area	3.4%	-0.9%	1.6%	-2.6%	4.9%

Subtotal; California	3.8%	-4.0%	4.2%	-1.1%	2.4%

Washington
Seattle	-2.8%	-0.9%	2.0%	11.8%	-4.4%
Non-Core Markets (1)	4.3%	1.0%	-1.2%	0.9%	0.1%

Total Same Store (3)	2.7%	-3.3%	3.6%	0.9%	1.2%

NET OPERATING INCOME

California	Q1'12	Q4'11	Q3'11	Q2'11	Q1'11
San Diego	-1.7%	1.3%	2.2%	1.1%	-1.4%
Inland Empire	0.0%	3.5%	-0.9%	-3.8%	2.1%
Orange County	0.5%	2.1%	-1.2%	3.9%	-1.0%
Los Angeles	-2.8%	9.0%	-2.0%	5.2%	0.5%
San Francisco Bay Area	2.2%	1.3%	3.6%	5.4%	-0.6%

Subtotal; California	-0.4%	3.1%	0.8%	3.2%	-0.5%

Washington

Seattle	4.4%	1.2%	2.4%	-0.9%	4.2%
Non-Core Markets (1)	-2.7%	0.9%	1.2%	2.1%	2.6%

Total Same Store (3)	0.2%	2.8%	1.0%	2.6%	0.2%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Expenses fluctuate from quarter to quarter due to timing of repairs and maintenance, utilities and other items.
(3)	Data reflects sequential results for the company's current same-store pool totaling 19,974 homes for all periods shown.

BRE Properties, Inc.

Summary of Revenue and Occupancy Changes—"Same-Store" Communities

For the period ending March 31, 2012

Q1'12 vs. Q4'11 Change

		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	homes	Q1'12	Q4'11	% Change	Q1'12	Q4'11	% Change	Q1'12	Q4'11	% Change
San Diego	4,152	$1,586	$1,579	0.5%	95.2%	95.7%	-0.5%	$18,812	$18,825	-0.1%
Inland Empire	1,173	1,463	1,450	0.9%	95.0%	95.8%	-0.8%	4,891	4,889	0.1%
Orange County	3,349	1,557	1,543	0.9%	95.2%	95.6%	-0.4%	14,889	14,819	0.5%
Los Angeles	3,047	1,779	1,747	1.8%	95.6%	96.6%	-1.0%	15,542	15,430	0.7%
San Francisco Bay Area	3,495	1,889	1,861	1.5%	95.3%	94.4%	0.9%	18,873	18,415	2.5%
Seattle	3,456	1,310	1,298	0.9%	95.6%	94.7%	0.9%	12,981	12,748	1.8%
Non Core Markets	1,302	1,032	1,037	-0.5%	94.6%	94.3%	0.3%	3,812	3,818	-0.2%

Same Store	19,974	$1,573	$1,556	1.1%	95.3%	95.4%	-0.1%	$89,800	$88,944	1.0%

Q1'12 vs. Q1'11 Change

		Average Revenue per Home (1)			Financial Occupancy (2)			Rental Revenue
	homes	Q1'12	Q1'11	% Change	Q1'12	Q1'11	% Change	Q1'12	Q1'11	% Change
San Diego	4,152	$1,586	$1,545	2.7%	95.2%	95.1%	0.1%	$18,812	$18,306	2.8%
Inland Empire	1,173	1,463	1,417	3.3%	95.0%	95.5%	-0.5%	4,891	4,762	2.7%
Orange County	3,349	1,557	1,494	4.2%	95.2%	94.8%	0.4%	14,889	14,232	4.6%
Los Angeles	3,047	1,779	1,695	4.9%	95.6%	94.3%	1.3%	15,542	14,609	6.4%
San Francisco Bay Area	3,495	1,889	1,732	9.0%	95.3%	94.9%	0.4%	18,873	17,235	9.5%
Seattle	3,456	1,310	1,217	7.6%	95.6%	95.2%	0.4%	12,981	12,011	8.1%
Non Core Markets	1,302	1,032	991	4.1%	94.6%	95.8%	-1.2%	3,812	3,708	2.8%

Same Store	19,974	$1,573	$1,492	5.4%	95.3%	94.9%	0.4%	$89,800	$84,863	5.8%

(1)	Average revenue per home includes rental and ancillary income earned on occupied homes during the period. Ancillary income per occupied home totals approximately $61 per home per month for the three months ended March, 2012. Amounts reflect the effect of concessions amortized over the average lease term.
(2)	Financial occupancy is defined as gross potential rent less vacancy loss as a percentage of gross potential rent. Gross potential rent is determined by valuing occupied homes at contract rates and vacant homes at market rents. Vacancy loss is determined by valuing vacant homes at current market rents.

BRE communities, Inc.

"Same-Store" Operating Metrics

As of March 31, 2012 and 2011

	No. of Homes	Occupancy (2)		Turnover Ratio (3)
California		Q1' 12	Q1 '11	Q1' 12	Q1 '11
San Diego	4,152	94.9%	95.1%	63%	61%
Inland Empire	1,173	95.1%	95.5%	51%	51%
Orange County	3,349	95.3%	94.9%	57%	64%
Los Angeles	3,047	95.8%	94.6%	59%	49%
San Francisco Bay Area	3,495	95.5%	95.4%	55%	49%

Subtotal; California	15,216	95.3%	95.1%	58%	56%

Washington
Seattle	3,456	95.7%	95.5%	42%	46%
Non-Core Markets (1)	1,302	94.5%	96.0%	55%	55%

Total/Average Same Store (4)	19,974	95.3%	95.2%	55%	54%

(1)	Consists of one community in Sacramento, CA (400 homes) and two communities in Phoenix, AZ (902 homes).
(2)	Represents average physical occupancy for the quarter.
(3)	Represents the annualized number of homes turned over for the period, divided by the number of homes in the region.
(4)	Consists of stabilized communities owned by BRE since January 1, 2011.

"Same-Store" New Lease and Renewal Transactions

	New Leases				Renewals				Total New Leases/Renewals
California	Q1'12	New Leases Effective (5)	Previous Resident Effective (6)	% Change	Q1'12	Renewal Effective (5)	Expiring Effective (7)	% Change	Q1'12	Current Effective (5)	Prior Effective	% Change
San Diego	640	$1,452	$1,498	-3.1%	468	$1,567	$1,519	3.2%	1,108	$1,500	$1,507	-0.4%
Inland Empire	142	1,399	1,393	0.5%	157	1,432	1,398	2.4%	299	1,416	1,395	1.5%
Orange County	505	1,522	1,500	1.5%	545	1,499	1,461	2.6%	1,050	1,510	1,479	2.1%
Los Angeles	435	1,790	1,737	3.0%	368	1,790	1,721	4.0%	803	1,790	1,730	3.5%
San Francisco Bay Area	475	1,868	1,767	5.7%	437	1,845	1,737	6.2%	912	1,857	1,752	6.0%

Subtotal; California	2,197	$1,621	$1,597	1.5%	1,975	$1,641	$1,579	3.9%	4,172	$1,630	$1,588	2.6%

Washington
Seattle	398	1,287	1,210	6.4%	461	1,291	1,214	6.3%	859	1,289	1,212	6.4%
Non-Core Markets	189	953	980	-2.8%	225	1,019	993	2.5%	414	989	987	0.1%

Total Same Store (8)	2,784	$1,528	$1,500	1.9%	2,661	$1,527	$1,466	4.2%	5,445	$1,528	$1,483	3.0%

(5)	Represents leased rent per home less the monthly value of concessions awarded on leases and renewals signed during the quarter.
(6)	Represents leased rent per home less the monthly value of concessions awarded on the prior resident for the same home that was leased during the quarter.
(7)	Represents leased rent per home less the monthly value of concessions awarded on the prior lease that expired during the quarter.
(8)	The Q1'12 total same-store pool consists of 19,974 homes.

BRE Properties, Inc.

Debt Summary as of March 31, 2012

(Dollar amounts in thousands)

DEBT MATURITY SCHEDULE

	Secured Debt		Unsecured Debt				Weighted Avg. Rate(1)	% of Debt
	Amortization	Balloon	Floating		Fixed	Total
Year
2012	$685	$—	$—		$—	$685	5.36%	0.0%
2013	872	29,639	—		40,018	70,529	6.48%	4.3%
2014	3,839	—	—		50,000	53,839	4.82%	3.3%
2015	7,962	—	222,000	(2)(3)	—	229,962	3.26%	13.9%
2016	9,041	—	—		—	9,041	5.65%	0.5%
2017	9,307	—	—		300,000	309,307	5.61%	18.7%
2018	9,853	—	—		—	9,853	5.65%	0.6%
2019	6,492	317,975	—		—	324,467	5.60%	19.6%
2020	3,346	343,646	—		—	346,992	5.62%	21.0%
2021	—	—	—		300,000	300,000	5.31%	18.1%

Total	$51,397	$691,260	$222,000		$690,018	$1,654,675	5.25%	100%

WEIGHTED AVERAGE COST OF DEBT

	Balance		Weighted Avg. Term	Weighted Avg. Rate(1)	Percentage Total Debt
Fixed Rate
Unsecured	$690,018		6.25	5.51%	41.7%
Secured	742,657		6.79	5.61%	44.9%

	$1,432,675		6.49	5.56%	86.6%
Floating Rate
Unsecured	222,000	(2)(3)	3.01	3.26%	13.4%
Total debt	$1,654,675		6.06	5.24%	100.0%

CAPITALIZED INTEREST

	Q1 2012	Q1 2011
Capitalized Interest	$4,848	$2,732

SENIOR UNSECURED DEBT RATING

As of May 1, 2012

Moody's	Baa2	(stable)
Standard & Poor's	BBB	(stable)
Fitch	BBB	(positive)

SUMMARY OF COMPLIANCE—Senior Unsecured Notes

	Requirement	Actual
Total Debt to Gross Assets	<60%	40%
Debt Service Test	>1.5	2.72
Total Secured Debt to Total Assets	<40%	18%
Total Unecumbered Assets to Unsecured Debt	>1.5	3.34

SUMMARY OF COMPLIANCE—Line of Credit

	Requirement	Actual
Leverage Ratio	<60%	35%
Maximum Secured Indebtness	<40%	15%
Minimum Unsecured Leverage	>1.65	3.80
Minimum Fixed Charge Coverage	>1.5	2.60

SUMMARY OF PREFERRED SHARES

Q1 2012
Total preferred shares outstanding	2,160
Liquidation value	$53,993
Dividend yield at par	6.75%

(1) Represents the weighted average effective interest rates (includes amortized issuance costs) of BRE's debt maturities in the year in which they become due.

(2) Outstanding balance under the $750 million senior unsecured line of credit priced at LIBOR plus 120 bp, maturing on April 3, 2015.

(3) During the quarter ended March 31, 2012, we entered into a $750 million unsecured line of credit (the “Credit Agreement”) . The Credit Agreement has an initial term of 39 months, terminates on April 3, 2015 and replaces our previous $750 million unsecured line of credit. Based on our current ratings the new facility it priced at LIBOR plus 120 bps plus an annual 20 bps facility fee on the capacity of the facility.

BRE Properties, Inc.

Development Summary

March 31, 2012

(Dollar amounts in millions)

CONSTRUCTION IN PROGRESS	Number of Homes	Cost Incurred	Estimated Cost	Balance to Fund	Product Type	First CO (1)	Final CO (1)
Lawrence Station
Sunnyvale, CA	336	$75.1	$110.0	$34.9	Wrap	Q2'12	Q1'13
Aviara (2)
Mercer Island, WA	166	16.5	44.5	28.0	Podium	Q1'13	Q2'13
Solstice
Sunnyvale, CA	280	47.5	121.9	74.4	Podium	Q4'13	Q1'14
Wilshire La Brea
Los Angeles, CA	478	140.2	277.3	137.1	Podium	Q4'13	Q4'14

Total CIP	1,260	$279.3	$553.7	$274.4

LAND UNDER DEVELOPMENT (3)	Number of Homes	Cost Incurred	Estimated Cost (4)	Balance to Fund	Product Type	Estimated Start Date
Mission Bay (6)
San Francisco, CA	360	$48.7	TBR	TBR	Podium	2H '12
Pleasanton I
Pleasanton, CA	254	19.0	TBR	TBR	Garden	TBD
Park Viridian II (5)
Anaheim, CA	400	36.4	TBR	TBR	Garden	TBD

Total Land Owned	1,014	$104.1	$423.9	$319.8

LAND UNDER CONTRACT (7)	Number of Homes	Cost Incurred (8)	Estimated Cost	Balance to Fund	Product Type
Redwood City
Redwood City, CA	263	$3.8	TBR	TBR	Podium
Pleasanton II
Pleasanton, CA	251	2.0	TBR	TBR	Garden
Walnut Creek BART
Walnut Creek, CA	358	10.5	TBR	TBR	Podium

Total	872	$16.3	$319.6	$303.3

(1)	Represents estimated quarter in which first and final certificates of occupancy will be received. Projects generally received phased certificates of occupancy during the final six to nine months of construction.
(2)	During the fourth quarter of 2010, the Company entered into a ground lease for the Mercer Island site. The ground lease has an initial term of 60 years, two 15-year extensions followed by a 10-year extension. The annualized GAAP expense is $664,000.
(3)	Represents projects in various stages of predevelopment, development and initial construction, for which construction or supply contracts have not yet been finalized. When construction commences, projects are transferred to construction in progress.
(4)	Reflects the aggregate cost estimates including land. Specific community cost estimates To Be Reported (TBR) once entitlement approvals are received and the Company is prepared to begin construction.
(5)	During the first quarter of 2011, the Company purchased for $5.1 million, a 4.4 acre site contiguous to its existing Park Viridian operating community and an existing phase 2 land site in Anaheim. The combined undeveloped phases now total 400 homes (185 homes were added).
(6)	Represents two parcels of land in the Mission Bay district that are entitled for residential use and can be developed in phases.
(7)	Land under contract represents land parcels for which: 1) the Company has a signed agreement and the right to acquire the land (but not the obligation), 2) made a non refundable deposit and 3) commenced the entitlement process. Costs incurred on these projects are recorded in Other assets on the Consolidated Balance Sheets.
(8)	Represents deposits, contractual costs, and entitlement expenses incurred to date.
(9)	Development pipeline totals above do not include a potential future redevelopment site in Emeryville, California. The site consists of two existing occupied office buildings. The net book value of this investment is $10.2 million and it is recorded in Investment in rental communities. Predevelopment costs associated with this site total $3.5 million and are recorded in Other assets.

Exhibit A

BRE Properties, Inc.

Share Analysis as of March 31, 2012

(Dollar and share amounts in thousands)

SUMMARY OF COMMON SHARES

Weighted Average	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011
Weighted average shares outstanding (1)	76,000	75,415	74,965	70,025	64,890
Weighted average OP units	60	270	610	615	615
Dilutive effect of stock based awards	380	415	425	260	415

Diluted shares—FFO	76,440	76,100	76,000	70,900	65,920
Less: Anti-dilutive OP Units (2)	(60)	(270)	(610)	(615)	(615)
Less: Anti-dilutive stock based awards (2)	—	—	—	—	—

Diluted shares—EPS(3)	76,380	75,830	75,390	70,285	65,305

Ending	As of 3/31/2012	As of 12/31/2011	As of 9/30/2011	As of 6/30/2011	As of 3/31/2011
Shares outstanding at end of period	76,679	75,556	75,266	74,697	65,341
OP units at end of period	—	160	606	615	615
Dilutive effect of stock based awards	380	446	401	413	407

Total	77,059	76,162	76,273	75,725	66,363

SUMMARY OF PREFERRED SHARES

	Qtr. Ended 3/31/2012	Qtr. Ended 12/31/2011	Qtr. Ended 9/30/2011	Qtr. Ended 6/30/2011	Qtr. Ended 3/31/2011
6.75% Series C, $25 per share liquidation preference	—	—	—	—	4,000
6.75% Series D, $25 per share liquidation preference	2,160	2,160	2,160	3,000	3,000

	2,160	2,160	2,160	3,000	7,000

(1)	Represents denominator for shares in the calculation of basic earnings per share.
(2)	Under FASB guidance, common share equivalents deemed to be anti-dilutive are excluded from the diluted earnings per share calculations.
(3)	Represents denominator for shares in the calculation of diluted EPS.

Exhibit B

BRE Properties, Inc.

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. BRE's definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

Funds from Operations (FFO)

FFO is used by industry analysts and investors as a supplemental performance measure of an equity REIT. FFO is defined by the National Association of Real Estate Investment Trusts as net income or loss (computed in accordance with accounting principles generally accepted in the United States) excluding extraordinary items as defined under GAAP and gains or losses from sales of previously depreciated real estate assets, plus depreciation and amortization of real estate assets and adjustments for unconsolidated partnerships and joint ventures. We calculate FFO in accordance with the NAREIT definition.

We believe that FFO is a meaningful supplemental measure of our operating performance because historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation. Because real estate values have historically risen or fallen with market conditions, management considers FFO an appropriate supplemental performance measure because it excludes historical cost depreciation, as well as gains or losses related to sales of previously depreciated community, from GAAP net income. By excluding depreciation and gains or losses on sales of real estate, management uses FFO to measure returns on its investments in real estate assets. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited.

Management also believes that FFO, combined with the required GAAP presentations, is useful to investors in providing more meaningful comparisons of the operating performance of a company’s real estate between periods or as compared to other companies. FFO does not represent net income or cash flows from operations as defined by GAAP and is not intended to indicate whether cash flows will be sufficient to fund cash needs. It should not be considered an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. Our FFO may not be comparable to the FFO of other REITs due to the fact that not all REITs use the NAREIT definition.

	Quarter Ended 3/31/2012	Quarter Ended 3/31/2011
Net income available to common shareholders	$18,108	$9,645
Depreciation from continuing operations	25,032	23,950
Depreciation from discontinued operations	—	451
Redeemable and other noncontrolling interest in income	105	335
Depreciation from unconsolidated entities	495	506
Less: Redeemable noncontrolling interest in income not convertible into common shares	(105)	(105)

Funds from operations	$43,635	$34,782

Diluted shares outstanding—EPS (1)	76,380	65,305
Net income per common share—diluted	$0.24	$0.15

Diluted shares outstanding—FFO (1)	76,440	65,920
FFO per common share—diluted	$0.57	$0.53

(1)	See analysis of weighted average shares and ending shares at Exhibit A.

Exhibit B, continued

BRE Properties, Inc.

Non-GAAP Financial Measure Reconciliations and Definitions

(Dollar amounts in thousands)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined by BRE as EBITDA, excluding minority interests, gains or losses from sales of investments, preferred stock dividends and other expenses. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation, interest, and, with respect to Adjusted EBITDA, gains (losses) from community dispositions and other charges, which permits investors to view income from operations without the impact of noncash depreciation or the cost of debt, or with respect to Adjusted EBITDA, other non-operating items described above.

Because EBITDA and Adjusted EBITDA exclude depreciation and amortization and capture neither the changes in the value of our communities that result from use or market conditions nor the level of capital expenditures to maintain the operating performance of our communities, all of which have real economic effect and could materially impact our results from operations, the utility of EBITDA and Adjusted EBITDA as measures of our performance is limited. Below is a reconciliation of net income available to common shareholders to EBITDA and Adjusted EBITDA:

	Quarter Ended 3/31/2012	Quarter Ended 3/31/2011
Net income available to common shareholders	$18,108	$9,645
Interest, including discontinued operations	17,218	19,748
Depreciation, including discontinued operations	25,032	24,401

EBITDA	60,358	53,794
Redeemable and other noncontrolling interest in income	105	335
Dividends on preferred stock	911	2,953
Other expenses	—	143

Adjusted EBITDA	$61,374	$57,225

Net Operating Income (NOI)

We consider community level and portfolio-wide NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the core community operations prior to the allocation of general and administrative costs. This is more reflective of the operating performance of the real estate, and allows for an easier comparison of the operating performance of single assets or groups of assets. In addition, because prospective buyers of real estate have different overhead structures, with varying marginal impact to overhead from acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or groups of assets.

Because NOI excludes depreciation and does not capture the change in the value of our communities resulting from operational use and market conditions, nor the level of capital expenditures required to adequately maintain the communities (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI consistently with our definition and, accordingly, our NOI may not be comparable to such other REITs' NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. NOI also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

	Quarter Ended 3/31/2012	Quarter Ended 3/31/2011
Net income available to common shareholders	$18,108	$9,645
Interest, including discontinued operations	17,218	19,748
Depreciation, including discontinued operations	25,032	24,401
Redeemable and other noncontrolling interest in income	105	335
Dividends on preferred stock	911	2,953
General and administrative expense	5,847	5,234
Other expenses	—	143

NOI	$67,221	$62,459

Less Non Same-Store NOI	5,632	4,748

Same-Store NOI	$61,589	$57,711